UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 16, 2025
AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431		95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
(909) 394-3600
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American States Water Company Common Shares	AWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01. Other Events

San Dimas, California, January 21, 2025….American States Water Company (NYSE:AWR) announced that on January 16, 2025, the California Public Utilities Commission (“CPUC”) adopted a final decision in connection with the general rate case at AWR’s regulated electric utility subsidiary, Bear Valley Electric Service, Inc. (“BVES”).

The final decision in BVES’s general rate case proceeding will set new electric rates for the years 2023 – 2026. The assigned administrative law judge at the CPUC had issued a proposed decision on December 12, 2024 that adopted a full settlement agreement between BVES, the Public Advocates Office at the CPUC and the other intervenor in the proceeding with new rates retroactive to January 1, 2023. The final decision is consistent in all material respects with the proposed decision issued in December. As a result of receiving the final decision, BVES will file for the implementation of new 2023 through 2025 rate increases. The new rates are expected to go into effect on March 1, 2025. Within 90 days from the effective date of the final decision, BVES will also file for recovery of retroactive amounts accumulated through February 28, 2025 related to the new rates, as well as recovery of incremental operating costs already incurred in connection with BVES’s wildfire mitigation plans that were being tracked in memorandum accounts.

We are in the process of reviewing the financial impact from the final decision that will be reported in our 2024 fourth quarter earnings release and included in the 2024 Form 10-K that will be filed with the Securities and Exchange Commission.

A copy of the company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 – Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release: American States Water Company Announces Final Decision by the CPUC in Its Electric Utility General Rate Case Proceeding

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:
January 21, 2025	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer